                                                                  EXHIBIT 4.1(f)

[LETTERHEAD OF THE CIT GROUP APPEARS HERE]


                                April 29, 1999


J.S. OSHMAN AND CO., INC.
OSHMAN SPORTING GOODS CO., ALABAMA
OSHMAN SPORTING GOODS CO., ARIZONA
OSHMAN SPORTING GOODS CO., ARKANSAS
OSHMAN SPORTING GOODS CO., CALIFORNIA
OSHMAN SPORTING GOODS CO., COLORADO
OSHMAN SPORTING GOODS CO., FLORIDA
OSHMAN SPORTING GOODS CO., GEORGIA
OSHMAN SPORTING GOODS CO., HAWAII
OSHMAN SPORTING GOODS CO., KANSAS
OSHMAN SPORTING GOODS CO., LOUISIANA
OSHMAN SPORTING GOODS CO., MICHIGAN
OSHMAN SPORTING GOODS CO., MINNESOTA
OSHMAN SPORTING GOODS CO., MISSOURI
OSHMAN SPORTING GOODS CO., NEVADA
OSHMAN SPORTING GOODS CO., NEW JERSEY
OSHMAN SPORTING GOODS CO., NEW MEXICO
OSHMAN SPORTING GOODS CO., NEW YORK
OSHMAN SPORTING GOODS CO., OHIO
OSHMAN SPORTING GOODS CO., OKLAHOMA
OSHMAN SPORTING GOODS CO., OREGON
OSHMAN SPORTING GOODS CO., SOUTH CAROLINA
OSHMAN SPORTING GOODS CO., TENNESSEE
OSHMAN SPORTING GOODS CO., TEXAS
OSHMAN SPORTING GOODS CO., UTAH
OSHMAN SPORTING GOODS CO., WASHINGTON
OSHMAN'S SKI SKOOL, INC.
OSHMAN'S SPORTING GOODS INC.- SERVICES
   (collectively, the "Companies")
2302 Maxwell Lane
Houston, Texas 77023

Gentlemen:

Reference is made to the Amended and Restated Financing Agreement dated as of December 15, 1997, as amended (herein the "Financing Agreement"). Capitalized terms as used herein shall have the meanings ascribed to them in the Financing Agreement unless otherwise specifically defined herein.

Pursuant to paragraph 10, subparagraph G of Section 6 of the Financing Agreement is hereby amended as follows:

(i) the figure "$375,000.00" appearing in clause a is hereby deleted, and the figure "$1,200,000.00" is substituted in lieu thereof; and

(ii) the figure "$300,000.00" appearing in clause b is hereby deleted and the figure "$1,000,000.00" is substituted in lieu thereof.

Except as otherwise specifically set forth herein, no other change in the terms and conditions of the Financing Agreement is intended or implied. If the foregoing is in accordance with your understanding, please so indicate by signing and returning to us the enclosed copy of this letter.


                                        Very truly yours,

                                        THE CIT GROUP/BUSINESS
                                        CREDIT, INC.

                                        By:  /s/ Pamela Wozniak
                                           ----------------------------
                                        Title: Vice President

Read and Agreed to:

J.S. OSHMAN AND CO., INC.
OSHMAN SPORTING GOODS CO., ALABAMA
OSHMAN SPORTING GOODS CO., ARIZONA
OSHMAN SPORTING GOODS CO., ARKANSAS
OSHMAN SPORTING GOODS CO., CALIFORNIA
OSHMAN SPORTING GOODS CO., COLORADO
OSHMAN SPORTING GOODS CO., FLORIDA
OSHMAN SPORTING GOODS CO., GEORGIA
OSHMAN SPORTING GOODS CO., HAWAII
OSHMAN SPORTING GOODS CO., KANSAS
OSHMAN SPORTING GOODS CO., LOUISIANA
OSHMAN SPORTING GOODS CO., MICHIGAN
OSHMAN SPORTING GOODS CO., MINNESOTA
OSHMAN SPORTING GOODS CO., MISSOURI
OSHMAN SPORTING GOODS CO., NEVADA
OSHMAN SPORTING GOODS CO., NEW JERSEY
OSHMAN SPORTING GOODS CO., NEW MEXICO
OSHMAN SPORTING GOODS CO., NEW YORK
OSHMAN SPORTING GOODS CO., OHIO
OSHMAN SPORTING GOODS CO., OKLAHOMA
OSHMAN SPORTING GOODS CO., OREGON
OSHMAN SPORTING GOODS CO., SOUTH CAROLINA
OSHMAN SPORTING GOODS CO., TENNESSEE
OSHMAN SPORTING GOODS CO., TEXAS
OSHMAN SPORTING GOODS CO., UTAH
OSHMAN SPORTING GOODS CO., WASHINGTON
OSHMAN'S SKI SKOOL, INC.
OSHMAN'S SPORTING GOODS INC.- SERVICES
   (collectively, the "Companies")


By:     signature appears here
   -------------------------------------
Title: VP - CAO
      ----------------------------------
      (of each of the above Companies)


OSHMAN'S SPORTING GOODS, INC., in its capacity, as Guarantor, hereby acknowledges the foregoing.


By:      signature appears here
   -------------------------------------
Title: VP - CAO
      ----------------------------------